UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2023

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 15, 2023, Centene Corporation (the “Company”) announced that Susan Smith, 48, will be appointed as the Company’s Chief Operating Officer, effective January 1, 2024. Ms. Smith has been an employee of the Company since June 5, 2023. Prior to that, she served in roles of increasing responsibility for 19 years at Humana Inc., ultimately as Senior Vice President (SVP) of Clinical, Quality and Enterprise Solutions President, where she had oversight of quality; clinical strategy, analytics and product development; clinical operations; risk adjustment; and experience transformation. Prior to that, Ms. Smith served as SVP of Clinical Solutions and SVP of Medicare. Her other roles at Humana included SVP of Healthcare Quality Reporting and Improvement and Vice President of Risk Adjustment. Ms. Smith holds a Bachelor of Science in Chemical Engineering and a Master of Engineering in Chemical Engineering – both from the University of Louisville Speed Scientific School.

In connection with her employment, Ms. Smith’s compensation will consist of (a) a base salary in the amount of $700,000; (b) an annual short-term incentive target in the amount of $700,000; (c) an annual long-term equity incentive target in the amount of $1,600,000, which equity will be granted consistent with the other senior executives in the first quarter of 2024; and (d) other benefits applicable generally to other senior executives of the Company.

There are no arrangements or understandings between Ms. Smith and any other persons pursuant to which she will be elected to serve as an executive officer. There are no family relationships between Ms. Smith and any director or executive officer of the Company. Ms. Smith does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 7.01 REGULATION FD DISCLOSURE

A copy of the press release announcing the events described in Item 5.02 above is attached hereto as Exhibit 99.1 and incorporated hereby reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	November 15, 2023	By:	/s/ Christopher A. Koster
Christopher A. Koster Executive Vice President, Secretary and General Counsel